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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                February 28, 1998

                               WEST COAST BANCORP

             (Exact name of registrant as specified in its charter)


                                     OREGON
                 (State or other jurisdiction of incorporation)


               0-10997                                   93-810577
       ------------------------              -------------------------------
       (Commission File Number)              IRS Employer Identification No.



                          5335 SW Meadows Rd, Suite 201
                              Lake Oswego, OR 97035
               (Address of principal executive offices) (zip code)



       Registrant's telephone number, including area code: (503) 684-0884



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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA, FINANCIAL INFORMATION, AND EXHIBITS


     (a) Financial Statements - The requisite historical financial information is incorporated by reference to the S-4 Registration Statement (File No. 333-43083) declared effective on January 12, 1998.



     (b) Pro forma Financial Information - The requisite pro forma financial information is incorporated by reference to the S-4 Registration Statement (File No. 333-43083) declared effective on January 12, 1998.



     (c)  Exhibits. None



                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



     Dated: April 27, 1998

                                              WEST COAST BANCORP


                                              By     /s/ Donald A. Kalkofen
                                                 -------------------------------
                                              Donald A. Kalkofen

                                              Chief Financial Officer



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